Filed pursuant to 497(k)

File Nos.  033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED AUGUST 6, 2021

TO THE

RETAIL, CLASS R6 AND INSTITUTIONAL CLASS SUMMARY PROSPECTUSES OF

STERLING CAPITAL STRATTON REAL ESTATE FUND,

EACH DATED FEBRUARY 1, 2021

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Retail, R6 and Institutional Share Summary Prospectuses of Sterling Capital Stratton Real Estate Fund (the “Fund”), each dated February 1, 2021 (the “Summary Prospectuses”).

Effective August 31, 2021, Shawn M. Gallagher is appointed as co-portfolio manager of the Fund.

Accordingly, the “Management—Portfolio Managers” section in the Summary Prospectuses and Prospectuses with respect to Sterling Capital Stratton Real Estate Fund is hereby deleted and replaced with the following:

Portfolio Managers

Andrew T. DiZio

Executive Director of Sterling Capital and Co-Portfolio Manager
Since November 2015

Shawn M. Gallagher

Executive Director of Sterling Capital and Co-Portfolio Manager
Since August 2021

(formerly, Associate Portfolio Manager from November 2015 – August 2021)

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES FOR FUTURE REFERENCE.